EXHIBIT 10.6

SECOND AMENDED AND RESTATED GUARANTY

SECOND AMENDED AND RESTATED GUARANTY, dated as of December 19, 2013 (as amended, supplemented, restated or otherwise modified from time to time, this “Guaranty”), made by CATCHMARK TRS HARVESTING OPERATIONS, LLC (f/k/a Wells TRS Harvesting Operations, LLC), a Delaware limited liability company (the “Guarantor”), in favor of COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of each Lender Party. This Guaranty amends and restates in its entirety that certain Amended and Restated Guaranty, dated as of March 24, 2010 (the “Original Guaranty”), by the Guarantor in favor of the Administrative Agent for the benefit of itself and each other Lender Party.

W I T N E S S E T H:

WHEREAS, pursuant to the Third Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Timberlands II, LLC, a Delaware limited liability company, CatchMark Timber Operating Partnership, L.P. (f/k/a Wells Timberland Operating Partnership, L.P.), a Delaware limited partnership (each a “Borrower” and collectively, the “Borrowers”), the various lending institutions as are, or may from time to time become, parties thereto (collectively, the “Lenders”), and the Administrative Agent in its capacity as administrative agent for the Lenders, the Lenders have extended Commitments (capitalized terms not otherwise defined herein, and all other capitalized terms not otherwise defined herein, to have the meanings provided for in Article I) to make Loans to the Borrowers;

WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, and as a condition to the obligation of each Lender to make Loans to the Borrowers and each Issuing Lender to issue Letters of Credit pursuant to the terms of the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty; and

WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty and will receive direct and indirect benefits by reason of the availability of such Commitments and the making of the Loans to the Borrowers by the Lenders and the issuance of Letters of Credit by the Issuing Lenders pursuant to the terms of the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrowers and the Issuing Lenders to issue Letters of Credit pursuant to the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent, for its benefit and the benefit of each other Lender Party, to amend and restate the Original Guaranty as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Bankruptcy Code” is defined as Title 11 of the United States Code.

“Borrower” and “Borrowers” is defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Guaranteed Obligations” is defined in Section 2.1.

“Guarantor” is defined in the preamble.

“Guaranty” is defined in the preamble.

“Lenders” is defined in the first recital.

“Original Guaranty” is defined in the preamble.

SECTION 1.2 Credit Agreement Definitions; Rules of Construction. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement. The rules of construction set forth in Section 1.3 of the Credit Agreement shall be deemed incorporated in this Agreement as if set forth in full herein.

ARTICLE II

GUARANTY

SECTION 2.1 Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise (including all amounts which would have become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a)), of the following (collectively, the “Guaranteed Obligations”):

(a) all Obligations of the Borrowers and each other Loan Party to each Lender Party now or hereafter existing under the Credit Agreement and each other Loan Document (including this Guaranty) and each Rate Protection Agreement, whether for principal, interest, fees, expenses or otherwise; and

(b) any and all costs and expenses (including reasonable fees and expenses of legal counsel) incurred by each Lender Party in enforcing any of its rights under this Guaranty;

provided however, in each case, Excluded Swap Obligations of the Guarantor shall in any event be excluded from “Guaranteed Obligations” owing by the Guarantor.

This Guaranty constitutes a guaranty of payment when due and not merely of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Borrower, any other Loan Party or any Collateral before or as a condition to the obligations of the Guarantor hereunder. Notwithstanding the foregoing, the obligations of the Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render the Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any provisions of applicable Law.

SECTION 2.2 Acceleration of Guaranty. The Guarantor agrees that, if any Event of Default under Section 8.1.7 of the Credit Agreement shall occur or the Loans are declared due and payable, the Guarantor will, automatically and without the requirement that any demand for payment be made, pay to the Lender Parties forthwith the full amount of the Guaranteed Obligations that are then due and payable.

SECTION 2.3 Guaranty Absolute. This Guaranty is a continuing, absolute, unconditional and irrevocable guaranty of payment and shall remain in full force and effect until all the Guaranteed Obligations have been indefeasibly paid in full in cash and all Commitments shall have irrevocably terminated. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the agreement under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document, any Rate Protection Agreement or any other agreement or instrument relating to any thereof;

(b) the failure of any Lender Party:

(i) to assert any claim or demand or to enforce any right or remedy against the Borrowers, any other Loan Party or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or

(ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Guaranteed Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any compromise, renewal, extension, acceleration or release with respect thereto, or any other amendment or waiver of or any consent to departure from any Loan Document or otherwise;

(d) any addition, exchange, release, impairment or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(e) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Borrowers or any other Loan Party against any Lender Party;

(f) any reduction, limitation, impairment or termination of the Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guaranteed Obligations or otherwise; or

(g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrowers, any other Loan Party or the Guarantor, including as a result of any proceeding of the nature referred to in Section 8.1.7 of the Credit Agreement.

SECTION 2.4 Reinstatement, etc. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Lender Party, upon the insolvency, bankruptcy or reorganization of the Borrowers, any other Loan Party or otherwise, all as though such payment had not been made.

SECTION 2.5 Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty, and any requirement that any Lender Party protect, secure, perfect or insure any Lien on any property or exhaust any right or take any action against the Borrowers, any other Loan Party or any other Person (including any other guarantor of the Guaranteed Obligations) or any collateral securing the Guaranteed Obligations.

SECTION 2.6 Waiver of Subrogation. The Guarantor hereby irrevocably waives to the extent permitted by applicable Law and until such time as the Guaranteed Obligations shall have been paid in full in cash and the Commitments have irrevocably terminated, any claim or other rights which it may now or hereafter acquire against the Borrowers or any other Loan Party that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty or any other Loan Document or any Rate Protection Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, and any right to participate in any claim or remedy of any Lender Party against the Borrowers or any other Loan Party or any collateral which any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract or Law. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Administrative Agent on behalf of the Lender Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

SECTION 2.7 Payments Free of Taxes. All payments made by the Guarantor hereunder shall be free and clear of all Taxes.

ARTICLE III

REPRESENTATIONS AND COVENANTS

SECTION 3.1 Representations and Warranties. The Guarantor hereby represents and warrants, as of the date it becomes a party to this Guaranty, to the Administrative Agent as set forth below:

(a) the Guarantor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has full power and authority, and holds all requisite licenses, permits and other approvals of Governmental Authorities, to enter into this Guaranty and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby;

(b) the execution and delivery by the Guarantor of this Guaranty and the other Loan Documents to which it is a party and the consummation by the Guarantor of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of the Guarantor. This Guaranty and such other Loan Documents to which the Guarantor is a party have each been duly executed and delivered by the Guarantor and each constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar Laws at the time in effect affecting the rights of creditors generally and subject to the effects of general principles of equity (regardless of whether considered in a proceeding in law or equity); and

(c) the execution and delivery of this Guaranty and the other Loan Documents to which the Guarantor is a party and the consummation by the Guarantor of the transactions contemplated hereby do not (i) contravene or result in a default under the Guarantor’s Organizational Documents, (ii) contravene or result in a default under any material contractual restriction or Law binding on the Guarantor, (iii) require any filings, consents or authorizations which have not been duly obtained or (iv) result in the creation or imposition of any Lien on the Guarantor’s properties (other than on behalf of the Administrative Agent).

SECTION 3.2 Additional Covenants. The Guarantor agrees that, until all the Guaranteed Obligations have been paid in full in cash on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and all Commitments shall have irrevocably terminated, it will comply with all the terms and provisions of the Credit Agreement and the other Loan Documents and the Rate Protection Agreements that are applicable to it.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1 Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 1.3 and Article X thereof.

SECTION 4.2 Amendments, etc.; Successors and Assigns.

(a) No amendment to or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor herefrom, shall be effective unless the same shall be in writing and signed by the Administrative Agent and the percentage of the Lenders as required by Section 11.1 of the Credit Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

(b) This Agreement shall be binding upon the Guarantor and its successors, transferees and assignees, and shall inure to the benefit of and be enforceable by the Administrative Agent and each other Lender Party and their respective successors and assigns; provided, however, that the Guarantor may not assign its obligations hereunder without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing, any Lender may assign or otherwise transfer (in whole or in part) its Loans to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to the provisions of Section 11.11 and Article X of the Credit Agreement.

SECTION 4.3 Addresses for Notices. All notices and other communications provided for hereunder shall be made as provided in, and subject to the terms of, Section 11.2 of the Credit Agreement. All notices to the Guarantor shall be sent care of the Borrowers at their address set forth in the Credit Agreement and all notices to the Administrative Agent shall be sent as provided in the Credit Agreement.

SECTION 4.4 No Waiver; Remedies. No failure on the part of the Administrative Agent or any other Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The Administrative Agent and each other Lender Party shall have all remedies available at law or equity, including without limitation, the remedy of specific performance for any breach of any provision hereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

SECTION 4.5 Right to Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each other Lender Party are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or any such Lender Party, as the case may be, to or for the credit or the account of the Guarantor against any and all of the Guaranteed Obligations now or hereafter existing under this Guaranty, irrespective of whether the Administrative Agent or any such Lender Party shall have made any demand under this Guaranty. Each Lender Party agrees promptly to notify the Guarantor, the Borrowers and the Administrative Agent after any such set-off and application made by the Administrative Agent or any such Lender Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each other Lender Party under this Section are in addition to other rights and remedies (including other rights of set-off) which the Administrative Agent or any of the other Lender Parties may have.

SECTION 4.6 Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provisions in any other jurisdiction.

SECTION 4.7 Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

SECTION 4.8 Governing Law; Entire Agreement. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

SECTION 4.9 Waiver of Jury Trial. THE GUARANTOR AND LENDER PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT ENTERING INTO THIS GUARANTY.

SECTION 4.10 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF, ANY LENDER PARTY OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH LENDER PARTY AND GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT

THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

SECTION 4.11 Waiver of Certain Claims. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST EACH LENDER PARTY ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY OR ANY INSTRUMENT CONTEMPLATED HEREBY.

SECTION 4.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

SECTION 4.13 Keepwell Guaranty. If and when the Guarantor is a Qualified ECP Guarantor (and only during such times as it is a Qualified ECP Guarantor), Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably guarantees to provide such funds or other support to each other Loan Party as may be needed by such Loan Party from time to time to honor all of its obligations under the Loan Documents to which such Loan Party is a party with respect to Swap Obligations which are permitted Rate Protection Agreements under the Credit Agreement that would, in the absence of the agreement in this Section 4.13, otherwise constitute Excluded Swap Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering the Guarantor’s obligations and undertakings under this Section voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The guaranty of the Guarantor under this Section 4.13 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full and the Commitments have expired or been terminated. The Guarantor intend this Section 4.13 to constitute, and this Section 4.13 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Loan Party with respect to the permitted Rate Protection Agreements for all purposes of the Commodity Exchange Act.

SECTION 4.14 No Novation. The amendment and restatement of the Original Guaranty by this agreement shall not constitute a novation or termination of the obligations and covenants of the Guarantor thereunder, but shall constitute an amendment and restatement of the obligations and covenants of the Guarantor under the Original Guaranty and the Guarantor hereby reaffirms all such obligations and covenants under the Original Guaranty as amended and restated hereby.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date and year first above written.

CATCHMARK TRS HARVESTING OPERATIONS, LLC, f/k/a WELLS TRS HARVESTING OPERATIONS, LLC

By:	FOREST RESOURCE CONSULTANTS, INC., as Manager

	By:	/s/ David T. Foil
		Name:	David T. Foil
		Title:	President

Acknowledged and Accepted:

COBANK, ACB, as Administrative Agent

By:	/s/ Zachary Carpenter
	Name:	Zachary Carpenter
	Title:	Vice President

CATCHMARK TRS SUBSIDIARY GUARANTY

SIGNATURE PAGE